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                                                                EXHIBIT 99.B5





                                  EXHIBIT 5

                               Application Form
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[SENTRY LIFE INSURANCE
 COMPANY OF NEW YORK LOGO]
                                                    VARIABLE ANNUITY APPLICATION
________________________________________________________________________________
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
1. ANNUITANT
Name _________________________________________  Soc. Sec. No. ______________________________________________________
Address ______________________________________  Date of Birth ______________________________________________________
City _____________________ State ____________ Zip ________ Sentry Employee?  / / Yes / /  No       Male / /
Income Date. The first day of _________________, ______________     Spouse?  / / Yes / /  No     Female / /
                                     (Month)         (Year)
____________________________________________________________________________________________________________________
2. CONTRACT OWNER (Complete only if different from Annuitant.) Date of Birth  ______________________________________
Name _________________________________________________________ Soc. Sec. No. _______________________________________
Address ____________________________City _________________________________State ______________ Zip _________________
Contingent Owner ___________________________________________________________________________________________________
* Only the spouse of the contract owner may be named as contingent owner.
____________________________________________________________________________________________________________________
3. BENEFICIARIES (Show full name[s], relationship[s] and percentage each is to receive.)
Primary Beneficiary ______________________________________  Relationship  _______________________  ________________%
Contingent Beneficiary ___________________________________  Relationship  _______________________  ________________%
____________________________________________________________________________________________________________________
4. PURCHASE PAYMENTS                               PURCHASE PAYMENT ALLOCATION
Initial Purchase Payment $_____________________    Liquid Asset Portfolio................ _________________________%
Planned Subsequent Purchase Payments* $________    Growth Portfolio...................... _________________________%
Bill Me: _____ Monthly _____Qtrly _____Annually    Limited Maturity Bond Portfolio....... _________________________%
                                                   Balanced Portfolio.................... _________________________%
* Subsequent purchase payments will be allocated                                    TOTAL ALLOCATION            100%
as shown unless other directed.                                                     Total allocation must equal 100%
____________________________________________________________________________________________________________________
5. PLAN TYPE (CHECK AS MANY BOXES AS APPLY.)

/  / Non-Qualified Annuity                                 /  /  Qualified Retirement Annuity
/  / 1035 Transfer (Non-Qualified only)                          /  / TSA (Tax Sheltered Annuity)
                                                                 /  / IRA
Cost Basis of contract being replaced $__________                /  / New IRA         Tax Contribution Year 19______
                                                                 /  / Rollover IRA    /  /  Transfer IRA
Original date of contract being replaced ________                /  / SEP IRA (Please attach form 5305-SEP)
____________________________________________________________________________________________________________________

6.  Make Check Payable To:  SENTRY LIFE                  Send Check With Application To:
      INSURANCE COMPANY OF NEW YORK                         ANNUITY SERVICE OFFICE
                                                            P.O. BOX 4792
                                                            SYRACUSE, NY
____________________________________________________________________________________________________________________
7. SPECIAL REQUESTS
____________________________________________________________________________________________________________________
8. ANNUITANT REQUESTS STATEMENT OF ADDITIONAL INFORMATION.   /  / Yes  /  / No
____________________________________________________________________________________________________________________
9. IS THE ANNUITY APPLIED FOR INTENDED TO REPLACE OR CHANGE ANY EXISTING LIFE INSURANCE OR ANNUITY? /  / YES /  / NO
____________________________________________________________________________________________________________________

10. I (WE) ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS OF SENTRY VARIABLE ACCOUNT I AND NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST.  PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND  ARE
NOT GUARANTEED AS TO DOLLAR AMOUNT.  I (WE) CERTIFY UNDER PENALTIES OF PERJURY THAT THE ABOVE SOCIAL SECURITY NUMBER
IS CORRECT.

This application has been signed in ________________________________________, ______________________________________
                                                      City                                State
on __________________________________ month ___________________________________________ day  19 ____________________
Signature                                                    Signature of
of Annuitant _______________________________________________ Contract Owner ________________________________________
(Owner unless otherwise indicated)                           (If other than Annuitant)
____________________________________________________________________________________________________________________
11. AGENT'S REPORT
Will the annuity replace an existing life insurance    If Yes, indicate type of contract:        /  / Life Insurance
or annuity contract?   /  / Yes /  / No                (Submit any required replacement forms.)  /  / Annuity

Signature of Agent ________________________________________________ Phone Number (_____) ___________________________
Print Agent   Name ________________________________________________ Sales Code _____________________________________
Name of Broker Dealer _____________________________________________ Address ________________________________________
City _________________________________________ State _________________________________  Zip   ______________________

                                SENTRY INSURANCE COMPANY OF NEW YORK
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                            TAX SHELTERED ANNUITIES
                                   403(b) TSA
                         PARTICIPANT'S ACKNOWLEDGEMENT

I have entered into a salary reduction agreement (as defined in Internal Revenue Code Section 402(g)(3)(C) with my employer. Under that agreement, contributions will be made to a retirement plan which receives favorable tax treatment under Section 403(b) of the Internal Revenue Code. The retirement plan is funded by a variable annuity contract issued by Sentry Life Insurance Company of New York.

I hereby acknowledge that I understand the restrictions on redemption imposed by Section 403(b)(11) of the Internal Revenue Code on the contributions made to a Section 403(b) retirement plan and the earnings thereon. I also acknowledge that I understand that there may be other investment alternatives available under my employer's Section 403(b) arrangement to which I may elect to transfer by contract value.

I have received a current prospectus for the variable annuity contract which funds my 403(b) retirement plan, and acknowledge that it includes an explanation of the withdrawal restrictions imposed by the Internal Revenue Code.

___________________________________________________
Name of Participant (Please Print)

___________________________________________________     ______________________
Signature of Participant                                Date

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